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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

           -----------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 3, 2003
                                                         -----------------


                              HANOVER DIRECT, INC.
          -------------------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                     1-08056
                       ----------------------------------
                            (COMMISSION FILE NUMBER)

                DELAWARE                                   13-0853260
   -----------------------------------            -----------------------------
      (STATE OR OTHER JURISDICTION                      (I.R.S. EMPLOYER
            OF INCORPORATION)                        IDENTIFICATION NUMBER)

             115 RIVER ROAD
          EDGEWATER, NEW JERSEY                               07020
   -----------------------------------                   --------------
          (ADDRESS OF PRINCIPAL                            (ZIP CODE)
           EXECUTIVE OFFICES)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (201) 863-7300
                                                         -------------------


--------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5.  OTHER EVENTS.


         On or about September 3, 2003, representatives of Hanover Direct, Inc., a Delaware corporation (the "Company"), became aware that Richemont Finance S.A. ("Richemont") and Chelsey Direct, LLC ("Chelsey") had failed to disclose or file in their respective Statements on Schedule 13D the existence of an Escrow Agreement, dated as of July 2, 2003 (the "Escrow Agreement"), by and among Richemont, Chelsey and JPMorgan Chase Bank, as escrow agent (the "Escrow Agent"), and the side letter referred to therein, dated as of May 19, 2003 (the "Side Letter"), by and between Richemont and Chelsey. Pursuant to the terms of the Side Letter, these documents formed "an integral part of the consideration for, and ... a material inducement for the parties to enter into," the Purchase and Sale Agreement, dated as of May 19, 2003, between Richemont and Chelsey which is the subject of Richemont and Chelsey's 13D filings. By letter dated September 3, 2003 to the parties respective counsel, the Company urged Richemont and Chelsey to amend their respective Statements on Schedule 13D accordingly. While by letter dated September 8, 2003 from Chelsey's counsel, Chelsey has indicated to the Company that it intends to file the Escrow Agreement and the Side Letter as exhibits to its next Schedule 13D amendment, the Company believes that the parties' failure to disclose and file these documents is so significant that it is filing this Current Report on Form 8-K to make sure disclosure is, in fact, made.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits:

99.1 Escrow Agreement, dated as of July 2, 2003, by and among Richemont Finance S.A., Chelsey Direct, LLC and JPMorgan Chase Bank, as escrow agent.

99.2 Side Letter, dated as of May 19, 2003, by and between Richemont Finance S.A. and Chelsey Direct, LLC.

99.3 Letter, dated September 2, 2003, from counsel to Chelsey Direct, LLC to counsel to Hanover Direct, Inc.

99.4 Letter, dated September 3, 2003, from counsel to Hanover Direct, Inc. to counsel to Chelsey Direct, LLC and Richemont Finance S.A.

99.5 Letter, dated September 4, 2003, from counsel to Hanover Direct, Inc. to counsel to Chelsey Direct, LLC.

99.6 Letter, dated September 8, 2003, from counsel to Chelsey Direct, LLC to counsel to Hanover Direct, Inc.

99.7 Letter, dated September 9, 2003, from counsel to Hanover Direct, Inc. to counsel to Chelsey Direct, LLC.

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ITEM 9.  REGULATION FD DISCLOSURE.

         The Company's counsel has sent letters, dated September 3, 4 and 9, 2003, to Chelsey's counsel raising certain issues with respect to Chelsey's Statement on Schedule 13D, as amended, and certain related matters. Copies of such letters are attached as Exhibits 99.4, 99.5 and 99.7, respectively, and incorporated herein by reference. The Company's counsel has received letters, dated September 2 and 8, 2003, from Chelsey's counsel responding to its correspondence of August 14, 2003 and September 3 and 4, 2003. Copies of such letters are attached as Exhibits 99.3 and 99.6, respectively, and incorporated herein by reference.



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                                   SIGNATURES


              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            HANOVER DIRECT, INC.
                                            ------------------------------------
                                                              (Registrant)

September 9, 2003                           By:    /s/ Edward M. Lambert
                                            ------------------------------------
                                            Name:  Edward M. Lambert
                                            Title: Executive Vice President and
                                                   Chief Financial Officer